THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln ChoicePlusSM Fusion

Supplement dated August 10, 2026 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2026

This Supplement updates certain information contained in the above-referenced summary prospectus for your individual annuity contract. This Supplement should be read in conjunction with the prospectus (the “Prospectus”) filed therein. All other terms and provisions of the Prospectus, as supplemented, remain unchanged.

The change described in this Supplement affects Appendix B – Investment Requirements.

Effective August 17, 2026, the American Century Diversified Growth Model will no longer be available for Contracts purchased on or after that date.

You may obtain additional information by contacting your registered representative, visiting www.lfg.com/vaprospectus, or by emailing CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.